Exhibit 99.1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE IN RE LUCID GROUP, INC. ) ) ) C.A. No. 2023-_____ VERIFIED PETITION FOR RELIEF UNDER 8 DEL. C. § 205 Petitioner Lucid Group, Inc. (“Lucid” or the “Company”), by and through its undersigned counsel, brings this petition pursuant to 8 Del. C. § 205, seeking to have this Court validate a potentially defective corporate act as follows: NATURE OF THE ACTION 1. This action arises out a de-SPAC transaction pursuant to which the Company (known prior to the merger as Churchill Capital Corp IV) was merged with Atieva, Inc., with the Company surviving merger (the “Merger”). In connection with the Merger, the Company solicited stockholder approval pursuant to 8 Del. C. § 242 and the Company’s Amended and Restated Certificate of Incorporation, dated July 30, 2020 (the “Old Certificate of Incorporation,” Ex. A hereto) to, among other things, amend and restate the Old Certificate of Incorporation (the “Charter Amendment Proposal”) to increase the number of authorized shares of Class A Common Stock of the Company from 400,000,000 to 15,000,000,000. See Proxy Statement/Prospectus (the “2021 Proxy”), Ex. B hereto. 2. The 2021 Proxy stated that approval of the Charter Amendment Proposal would require “the affirmative vote of holders of a majority of [the

2 Company’s] outstanding shares of common stock entitled to vote thereon at the special meeting” (the “2021 Voting Standard”). The Charter Amendment Proposal was approved at a July 22–23, 2021 special meeting of stockholders (“Special Meeting”). Following the approval of the Charter Amendment Proposal, the Second Amended and Restated Certificate of Incorporation of the Company became effective upon filing with the State Office on July 23, 2021 (Ex. C, “Current Certificate of Incorporation”). 3. On July 23, 2021, the merger closed. At closing, 1,244,976,511 shares of Class A Common Stock were issued. Also at the closing, the Company issued 166,666,667 shares of Class A Common Stock in a PIPE financing transaction. Thus, the issuance at the time of the merger (net of a small number of shares that were redeemed) increased the total number of shares of Class A Common Stock the Company had outstanding from 207,000,000 to 1,618,621,534 shares. Since the closing of the merger, as of September 30, 2022 and giving effect to shares issued pursuant to equity financings in the fourth quarter of 2022, the Company issued another 203,441,817 shares, bringing the total number of outstanding shares of Class A Common Stock to 1,822,063,351. The Company’s Class A Common Stock (now referred to simply as Common Stock) currently trades on the NASDAQ. 4. On December 27, 2022, this Court issued a ruling in Garfield v. Boxed, Inc., that calls into question the effectiveness of the stockholder approval of

3 the Charter Amendment Proposal. Like this case, the defendant company in Boxed, Inc. had sought stockholder approval to amend its certificate of incorporation to increase the number of authorized shares of Class A common stock in connection with a de-SPAC transaction. 2022 WL 17959766, at *1 (Del. Ch. Dec. 27, 2022). Before the stockholder vote, the plaintiff in Boxed wrote a letter to the company board asserting the proposed voting structure for the amendment violated the Class A common stockholders’ voting rights under Section 242(b). Id. The company amended its merger agreement and supplemented its proxy statement to require the separate vote of the holders of its Class A common stock for approval of the amendment. Id. The plaintiff filed an action in this Court seeking attorneys’ fees and expenses for the benefits he allegedly conferred on the company and its stockholders by facilitating this change. Id. In determining whether the plaintiff had conferred a corporate benefit worthy of fees and expenses, the Court considered whether the plaintiff’s demand was meritorious—i.e., whether a combined vote of both Class A and Class B common stock would have violated Section 242(b)(2). Id. at *4. The Court’s analysis hinged on whether the certificate of incorporation authorized Class A and Class B as two classes of common stock, or as series within a single class. Id. at *6. Noting that the certificate of incorporation only used the word “class” and not “series” to describe the authorized common shares, id. at *7, the Court interpreted the certificate of incorporation as designating the Class A and

4 Class B as each being a class of common stock, not a series, id. at *9. The Court further observed that Section 102(a)(4) prescribes that a corporation’s certificate of incorporation set forth the number of shares of all classes and of each class and whether the shares are par or no-par, whereas no such preemptive recitation is required for series. Id. at *8. 5. Because the certificate of incorporation listed the number of shares of Class A common stock, the number of shares of Class B common stock, and the number of shares of preferred stock, and set forth the par value of the shares in each, the Court read the certificate of incorporation as authorizing three classes of stock in compliance with Section 102(a)(4). Id. at *9. Further, the certificate of incorporation’s section on preferred stock vested the board with authority to provide for “one or more series of Preferred Stock” and to establish “the number of shares to be included in each such series” by resolution, complying with Section 102(a)(4)’s prescription for granting board authority to fix the number and terms of series of stock that are not provided in the certificate of incorporation by resolution. Id. See also 8 Del. C. § 151(g). The certificate of incorporation did not include any such provision fixing, or granting the board authority to fix, a series of common stock. Id. The Court thus held, in the context of a fee application, that the plaintiff’s claim that Section 242(b)(2) required a separate Class A vote for the amendment was meritorious when filed. Id.

5 6. Like the certificate of incorporation in Boxed, Inc., (i) the Old Certificate of Incorporation refers to the authorized common shares as classes, (ii) Section 4.1 of the Old Certificate of Incorporation sets forth the number of shares and par value of Class A Common Stock, Class B Common Stock, and Preferred Stock, and (iii) Section 4.2 of the Old Certificate of Incorporation vests the Board with authority to provide for “one or more series of Preferred Stock” and establish “the number of shares to be included in each such series” by resolution, whereas no such prescription exists for Common Stock. While the Court’s merits discussion in Boxed, Inc. is not a final ruling on the merits, the ruling suggests that the Court would view the Company’s Class A Common Stock as a separate class of capital stock. Under that view, the Charter Amendment Proposal required a separate vote of the Class A Common Stock, which was not received. 7. As a result of Boxed, Inc., the validity of shares of Common Stock issued, or to be issued, in reliance on the Charter Amendment Proposal and under the Current Certificate of Incorporation has become and will remain uncertain absent relief from this Court, and the Company is unable to identify which of its outstanding shares of Common Stock are subject to this uncertainty. 8. The Charter Amendment Proposal was approved with the good faith belief that it was being consummated in accordance with Delaware law and the Old Certificate of Incorporation. To the knowledge of the Company, no stockholder

6 of the Company claimed otherwise or raised any issue with the manner in the which the stockholder vote was structured. The Company continued to believe the Charter Amendment Proposal had been validly adopted until this Court’s ruling in Boxed, Inc. suggested the Court may have a different view of that issue. 9. The Company therefore brings this action pursuant to 8 Del. C. § 205, seeking this Court’s assistance in validating the Current Certificate of Incorporation and the shares of Class A Common Stock issued thereunder. FACTUAL ALLEGATIONS 10. The Company is a Delaware corporation originally formed as a SPAC under the name Churchill Capital Corp IV on April 30, 2020. Following the Company’s acquisition of Atieva, Inc. through a de-SPAC merger transaction on July 23, 2021, the Company, now named Lucid Group, Inc., designs, engineers and builds electric vehicles, electric vehicle powertrains and battery systems. The Proxy Statement 11. On June 25, 2021, the Company issued the Proxy, which identified seven proposals to be voted on at the special meeting. Proposal No. 2 (the “Charter Amendment Proposal”) was to amend the Old Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 400,000,000 to 15,000,000,000. The Proxy stated that the approval of the Charter Proposal would require “the affirmative vote of holders of a majority of [the

7 Company’s] outstanding shares of common stock entitled to vote thereon at the special meeting.” The Special Meeting 12. There were 258,750,000 shares of common stock outstanding and entitled to vote at the Special Meeting, consisting of 207,000,000 shares of Class A Common Stock outstanding and 51,750,000 shares of Class B Common Stock outstanding. As disclosed in the Company’s July 26, 2021 Form 8-K, the Charter Amendment Proposal received the affirmative vote of 135,235,022 shares, a majority of the 258,750,000 shares entitled to vote, and the Company believed the Charter Amendment Proposal had received the requisite stockholder vote and been approved. 13. Following the Special Meeting, the Company and the Board treated the approval of the Charter Amendment Proposal as valid, as evidenced by the Company’s subsequent public disclosures. Harm to the Company 14. The uncertainty regarding the Company’s capital structure and the validity of its stock created by the Boxed, Inc. ruling is causing (and will continue to cause) the Company harm. The Company made the Charter Amendment Proposal in anticipation of issuing additional shares of Class A Common Stock, and the

8 Company has issued more shares than authorized under the Old Certificate of Incorporation. 15. Without prompt relief from this Court validating the Charter Amendment Proposal, the Company faces the risk of immediate and significant harm due to the uncertainty caused by Boxed, Inc. as to the validity of the shares of Common Stock issued, or to be issued, in reliance on the Charter Amendment Proposal under the Current Certificate of Incorporation. The uncertainty as to the validity of the Company’s outstanding shares might potentially cause market disruption, disrupt the Company’s ability to hire and retain employees through compensatory equity awards, result in claims from holders of such shares, and lead to consequent loss of value for the Company’s stockholders and loss of eligibility to remain listed on the NASDAQ. Moreover, the Company cannot determine with certainty which stockholders hold putative stock and which stockholders hold valid stock, creating uncertainty as to past and future voting results. 16. The uncertainty also threatens to jeopardize the Company’s current and potential financing arrangements and operational matters. The Company needs to raise additional capital to execute its business plan, achieve its production targets, develop additional vehicles, continue ongoing operations, and remain a going concern. The uncertainty regarding the validity of the Company’s stock would likely prevent the Company from raising additional capital through other sales of

9 securities and continuing as a going concern. Under Securities and Exchange Commission (“SEC”) rules, the Company is required to file audited financial statements as part of its Form 10-K by March 1, 2023. Prior to issuing its 10-K, the Company needs to resolve any uncertainty as to whether the Company has issued and outstanding 400,000,000 shares of its common stock, or over 1,822,063,351 shares of its common stock. If the Company delays its 10-K filing date, it risks breaching its covenants in its existing financing arrangements. In addition, the Company has previously announced its intent to report its financial results to investors on February 22, 2023, which would be substantially impacted by the outstanding share count. The Company also has an upcoming annual meeting scheduled for April 24, 2023 and needs confirmation of the number of shares it has outstanding and which can vote in order to definitively determine the outcome of votes taken at the annual meeting. Absent this confirmation, the Company’s stockholders may be disenfranchised by the uncertainty. 17. Furthermore, the Company is unable to ratify the Current Certificate of Incorporation pursuant to Section 204 because any such ratification would require a vote of the holders of the Company’s valid stock under Section 204(d), and it is unclear which stockholders would be able to vote on such a ratification. It has been a year and a half since the vote on the Charter Amendment Proposal and the Common Stock has been actively traded on the NASDAQ since

10 that date. Thus, the Company has no ability to effectively trace the shares that were issued prior to the filing of the Current Certificate of Incorporation. Further, since the Company went from approximately 207,000,000 shares of Class A Common Stock outstanding to 1,618,621,534 outstanding shares at the instant of the de-SPAC merger on July 23, 2021, even the 400,000,000 shares of Class A Common Stock authorized under the Old Certificate of Incorporation could not be fully identified because a large portion of such shares were issued simultaneously with the shares in question under the Current Certificate of Incorporation. As a result, even if the original 207,000,000 outstanding shares could conceivably be traced, that would leave approximately 89% of the Company’s purported shares outstanding, as of September 30, 2022 and giving effect to shares issued pursuant to equity financings in the fourth quarter of 2022, as unable to vote on the ratification or at the upcoming annual meeting. 18. The Company respectfully seeks this Court’s assistance to validate the Current Certificate of Incorporation and the resulting increase in the number of authorized shares of Common Stock, to prevent immediate and significant harm to the Company, its prospects, and its stockholders. COUNT ONE (Validation of Corporate Act Under 8 Del. C. § 205) 19. The Company repeats and reiterates the allegations above as if set forth fully herein.

11 20. The Company is authorized to bring this petition under 8 Del. C. § 205(a). 21. Under 8 Del. C. § 205(a), this Court may determine the validity and effectiveness of any defective corporate act and any putative stock. A defective corporate act includes any act or transaction purportedly taken by or on behalf of the corporation that is within the power of a corporation but is void or voidable due to a failure of authorization. A failure of authorization includes, among other things, the failure to authorize or effect an act or transaction in compliance with “(A) the provisions of [the DGCL], (B) the certificate of incorporation or bylaws of the corporation . . . if and to the extent such failure would render such act or transaction void or voidable.” 8 Del. C. § 204(h)(2). 22. The Company filed the Current Certificate of Incorporation with the good faith belief that the Charter Amendment Proposal was adopted in compliance with Delaware law. 23. The Company has treated the Charter Amendment Proposal as duly adopted, treated the Current Certificate of Incorporation as valid and treated all acts in reliance on the due authorization of the Charter Amendment Proposal as valid. 24. The Company has issued, as of September 30, 2022 and giving effect to shares issued pursuant to equity financings in the fourth quarter of 2022,

12 1,822,063,351 shares of Common Stock in reliance on the due adoption of the Charter Amendment Proposal, and has reflected those shares as issued and outstanding in all of its SEC filings, financial statements, and third party agreements requiring it to indicate the number of authorized shares of Common Stock since the time they were issued. 25. Third parties, including financing sources, stockholders, employees and directors, have relied on the validity of the Charter Amendment Proposal and treated all acts in reliance on the Charter Amendment Proposal as valid. 26. On information and belief, no persons would be harmed by the validation of the Current Certificate of Incorporation. The results of the Special Meeting and the filing of the Current Certificate of Incorporation thereafter were all disclosed publicly, and actions have been taken in reliance thereon. 27. As previously noted, the Company, its prospects, and its stockholders may be irreparably and significant harmed absent relief from this Court. PRAYER FOR RELIEF WHEREFORE, the Company respectfully requests that this Court enter an order as follows: A. Validating and declaring effective the Current Certificate of Incorporation, including the filing and effectiveness thereof;

13 B. Validating and declaring effective the shares of Common Stock and other securities issued in reliance on the validity of the Current Certificate of Incorporation; and C. Granting such other and further relief as this Court deems proper. OF COUNSEL: Brian Burnovski DAVIS POLK & WARDWELL LLP 450 Lexington Avenue New York, NY 10017 (212) 450-4666 January 31, 2023 MORRIS, NICHOLS, ARSHT & TUNNELL LLP /s/ Kevin M. Coen Kevin M. Coen (#4775) Evan D. Sweeney (#6930) 1201 N. Market Street Wilmington, DE 19801 (302) 658-9200 Attorneys for Petitioner Lucid Group, Inc.